Janus Investment Fund

Janus Adaptive Global Allocation Fund

Supplement dated October 1, 2015

to Currently Effective Prospectuses

Effective December 11, 2015, the following replaces the corresponding information for Janus Adaptive Global Allocation Fund (the “Fund”) as noted below. The change reflects the removal of the Fund’s 10% limit on investing in short sales. This change is intended to provide the Fund with greater investment and hedging flexibility.

1.	The following changes apply to the Fund Summary section of the Prospectuses.

The following paragraph is added after the fifth paragraph in the “Principal Investment Strategies” section:

The Fund may enter into short sales for hedging purposes, to increase or decrease the Fund’s credit exposure, or to manage the Fund’s risk profile. The Fund may implement short positions through derivatives such as options, swaps, forwards, and futures contracts.

The following is added to the “Principal Investment Risks” section after the “Derivatives Risk” paragraph:

Short Sales Risk.  Short sales are speculative transactions and involve special risks, including a greater reliance on the portfolio managers’ ability to accurately anticipate the future value of a security. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Fund’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Fund to have higher expenses than those of other funds. In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund’s returns. The Fund’s use of short sales may also have a leveraging effect on the Fund’s portfolio.

2.	The following changes apply to the remainder of the Prospectuses.

The following replaces in its entirety the corresponding paragraphs found in the “Additional Investment Strategies and General Portfolio Policies” section of the Prospectuses:

Short Sales

The Fund may engage in short sales. A short sale is generally a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, the Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a fund that does not engage in short sales and may negatively affect the Fund’s performance.

The Fund may also enter into short positions through derivative instruments such as options contracts, futures contracts, and swap agreements which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. Short sales and short derivatives positions have a leveraging effect on the Fund, which may increase the Fund’s volatility.

The following replaces in its entirety the corresponding paragraphs found in the “Risks of the Fund” section of the Prospectuses:

Management Risk.  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.

Because the Fund may, from time to time, invest a significant amount of its assets in equity securities, the main risk is the risk that the value of the securities it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

Because the Fund may, from time to time, also invest a significant amount of its assets in fixed-income securities or income-generating securities, it is subject to risks such as credit risk and interest rate fluctuations. The Fund’s performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.

The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates or to increase or decrease the Fund’s credit exposure. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s use of derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.

The Fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (“junk” bonds), initial public offerings (“IPOs”), or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s use of such investments may have a magnified performance impact on a fund with a small asset base and the fund may not experience similar performance as its assets grow.

Please retain this Supplement with your records.

Janus Investment Fund

Janus Adaptive Global Allocation Fund

Supplement dated October 1, 2015

to Currently Effective Statement of Additional Information

Effective December 11, 2015, the following replaces in its entirety the last paragraph under “Short Sales” in the “Classification, Investment Policies and Restrictions, and Investment Strategies and Risks” section of the Statement of Additional Information:

Until the Fund closes its short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Please retain this Supplement with your records.